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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 1, 1992
                                                        ---------------

                                  Allergan, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
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
          Delaware                  1-10269                    95-1622442
- ----------------------------      -----------------         ----------------
(State or Other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                 File Number)              Identification No.)

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
2525 Dupont Drive, Irvine, CA                    92715
- -----------------------------              -----------------
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (714) 752-4500


   N/A
 -----------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.
                 (c)      Exhibits.
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
Exhibit  Description
- -------  -----------
  3              Bylaws of the Company, as amended effective January 1, 1992

  4              Amendment to Rights Agreement, dated as of September 28, 1993, amending Rights Agreement, dated as of May 18, 1989 between Allergan, Inc. and First Chicago Trust Company of New York (as successor Rights Agent to Morgan Shareholder
                 Services Trust Company)
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Allergan, Inc.
Date:  March 3, 1994              By: /s/ SUSAN J. GLASS
                                      ------------------------------------
                                      Susan J. Glass, Assistant General
                                      Counsel and Assistant Secretary
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                                                            EXHIBIT INDEX
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    Exhibit                                                                            Sequentially
     Number                                 Description                                Numbered Page*
     ------                                 -----------                                --------------
         3      Bylaws of the Company, as amended effective January 1, 1992

         4 Amendment to Rights Agreement, dated as of September 28, 1993, amending Rights Agreement, dated as of May 18, 1989 between Allergan, Inc. and First Chicago Trust Company of New York (as successor Rights Agent to Morgan Shareholder Services Trust Company)
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